Exhibit 10.5

            AMENDED AND RESTATED MORTGAGE LOAN CUSTODIAL AGREEMENT

PURCHASER:         UBS REAL ESTATE SECURITIES INC.

ADDRESS:           1285 AVENUE OF THE AMERICAS
                   NEW YORK, NEW YORK  10019
                   ATTENTION:  GEORGE A. MANGIARACINA
                   TELEPHONE:  (212) 713-3734
                   ATTENTION:  ROBERT CARPENTER
                   TELEPHONE:  (212) 713-8749

CUSTODIAN:         DEUTSCHE BANK NATIONAL TRUST COMPANY

ADDRESS:           1761 EAST ST. ANDREW PLACE
                   SANTA ANA, CALIFORNIA 92705-4934
                   ATTENTION: MORTGAGE CUSTODY- AH099C
                   TELEPHONE:  (714) 247-6000
                   FACSIMILE:  (714) 247-6058

SELLER:            AMERICAN HOME MORTGAGE INVESTMENT CORP.

ADDRESS:           520 BROADHOLLOW ROAD
                   MELVILLE, NEW YORK 11747
                   ATTENTION:  STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER
                   TELEPHONE:  (516) 396-7700

SELLER:            AMERICAN HOME MORTGAGE ACCEPTANCE, INC.

ADDRESS:           520 BROADHOLLOW ROAD
                   MELVILLE, NEW YORK 11747
                   ATTENTION:   STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER
                   TELEPHONE:  (516) 396-7700

SELLER:            AMERICAN HOME MORTGAGE HOLDINGS, INC.

ADDRESS:           520 BROADHOLLOW ROAD
                   MELVILLE, NEW YORK 11747
                   ATTENTION:  STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER
                   TELEPHONE:  (516) 396-7700

SELLER:            AMERICAN HOME MORTGAGE CORP.

ADDRESS:           520 BROADHOLLOW ROAD
                   MELVILLE, NEW YORK 11747

                   ATTENTION:   MICHAEL STRAUSS, PRESIDENT
                   TELEPHONE:  (516) 396-7700

SELLER:            COLUMBIA NATIONAL, INCORPORATED

ADDRESS:           520 BROADHOLLOW ROAD
                   MELVILLE, NEW YORK 11747
                   ATTENTION: MICHAEL STRAUSS, PRESIDENT
                   TELEPHONE:  (516) 396-7700
                   ATTENTION: STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER
                   TELEPHONE:  (516) 396-7700

DATE:              FEBRUARY 6, 2004

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section 1.  Definitions ...................................................    2

Section 2.  Delivery of Documents by Seller ...............................    9

Section 3.  Custodian as Custodian for, and Bailee of, Purchaser,
            Assignee and Warehouse Lender .................................   11

Section 4.  Certification by Custodian; Delivery of Documents .............   12

Section 5.  [Reserved] ....................................................   15

Section 6.  Default .......................................................   15

Section 7.  Access to Documents ...........................................   16

Section 8.  Custodian's Fees and Expenses; Successor Custodian;
            Standard of Care ..............................................   16

Section 9.  Assignment by Purchaser .......................................   18

Section 10. Insurance .....................................................   19

Section 11. Delivery of Submission Packages ...............................   19

Section 12. Representations, Warranties and Covenants .....................   19

Section 13. No Adverse Interests ..........................................   21

Section 14. Amendments ....................................................   21

Section 15. Execution in Counterparts .....................................   21

Section 16. Agreement for Exclusive Benefit of Parties;
            Assignment ....................................................   21

Section 17. Effect of Invalidity of Provisions ............................   21

Section 18. GOVERNING LAW .................................................   22

Section 19. Consent to Service ............................................   22

Section 20. Notices .......................................................   22

Section 21. Certification .................................................   22

Section 22. Authorized Representatives ....................................   22

Section 23. Construction ..................................................   22

Section 24. Effect of Amendment and Restatement ...........................   23

Exhibit A     Dry Submission Package
Exhibit B-1   Cash Window Submission Package
Exhibit B-2   Freddie Mac Document List
Exhibit B-3   Fannie Mae Document List
Exhibit B-4   Fannie Mae Bailee Letter
Exhibit C-1   Conduit Submission Package
Exhibit C-2   Conduit Bailee Letter
Exhibit D     Conversion Submission Packages
Exhibit E     Request for Certification
Exhibit F     Document Codes
Exhibit G-1   Warehouse Lender's Release
Exhibit G-2   Warehouse Lender's Wire Instructions
Exhibit H-1   Seller's Release
Exhibit H-2   Seller's Wire Instructions
Exhibit I-1   Purchaser's Wire Instructions to Seller
Exhibit I-2   Purchaser's Delivery Instructions to Custodian
Exhibit J     Notice by Assignee to Custodian of Purchaser's Default
Exhibit K     Limited Power of Attorney
Exhibit L     Unidentified Mortgage Loans List
Exhibit M     Form of Trust Receipt
Exhibit N     Form of Delivery Instructions
Exhibit O     Purchaser's Instructions to Custodian to Destroy Specified Files
Exhibit P     Form of Electronic Tracking Agreement
Exhibit Q     Authorized Representatives of Purchaser
Exhibit R     Authorized Representatives of Seller
Exhibit S     Authorized Representatives of Custodian
Schedule A   List of Conduits

             AMENDED AND RESTATED MORTGAGE LOAN CUSTODIAL AGREEMENT

            THIS AMENDED AND RESTATED MORTGAGE LOAN CUSTODIAL AGREEMENT ("Agreement"), dated as of the date set forth on the cover page hereof (as amended, supplemented or otherwise modified from time to time, "Agreement"), among UBS REAL ESTATE SECURITIES INC. ("Purchaser" or "UBSRES"), Deutsche Bank National Trust Company as Custodian (the "Custodian"), and the Sellers whose names are set forth on the cover page hereof (each a "Seller" and, collectively, the "Sellers").

                                    RECITALS

            WHEREAS, the Purchaser; American Home Mortgage Holdings, Inc., American Home Mortgage Corp. and Columbia National, Incorporated (in such capacity, the "Original American Home Parties"); and the Custodian are parties to the Mortgage Loan Custodial Agreement, dated as of February 26, 1999 as amended, supplemented or otherwise modified prior to the date hereof (the "Original Custodial Agreement");

            WHEREAS, in connection with the Original Custodial Agreement, (i) the Purchaser has agreed to purchase, from time to time, at its sole election from the Original American Home Parties, certain residential first mortgage loans pursuant to the terms and conditions of one or more Purchase Agreements (as defined therein) among Purchaser and the Original American Home Parties relating to Dry Transactions, Cash Window Transactions or Conduit Transactions (each as defined therein) and (ii) the Purchaser desired to have Custodian take possession of the Mortgage Notes (as defined therein) evidencing the Mortgage Loans (as defined therein), along with certain other documents specified therein, as the custodian for and bailee of Purchaser or Assignee (as defined therein) in accordance with the terms and conditions thereof;

            WHEREAS, the Purchaser, the Original American Home Parties and the Custodian desire to amend and restate the Original Custodial Agreement as provided herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Original Custodial Agreement be amended and restated in its entirety as follows:

                              PRELIMINARY STATEMENT

            Purchaser has agreed to purchase, from time to time, at its sole election from the related Seller, certain residential first mortgage loans pursuant to the terms and conditions of one or more Purchase Agreements among Purchaser, such Seller and the other parties thereto relating to Dry Transactions, Cash Window Transactions or Conduit Transactions. The related Seller is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreements. Purchaser desires to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of Purchaser or Assignee in accordance with the terms and conditions hereof.

            The parties hereto agree as follows:

            Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            "Agency": Freddie Mac or Fannie Mae, as applicable.

            "Applicable Agency Documents": The documents listed on Exhibit B-2 or Exhibit B-3, as applicable.

            "Applicable Guide": With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements each Mortgage Loan needs to satisfy in order to be eligible for purchase by such Takeout Investor, as such guide may be amended or supplemented from time to time.

            "Assignee": With respect to this Agreement and any Mortgage Loan, any assignee of the Purchaser pursuant to a pledge or rehypothecation of the Mortgage Loan.

            "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

            "Bailee Letter": A Fannie Mae Bailee Letter or a Conduit Bailee Letter, as applicable.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in the City of New York, New York or the city in which the office of the Custodian are authorized or obligated by law or executive order to be closed, or (b) any day on which UBS Real Estate Securities Inc. is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

            "Cash Window Submission Package": The documents listed on Exhibit B-1, which shall be delivered by the related Seller to Custodian in connection with each Cash Window Transaction.

            "Cash Window Transaction": A transaction initiated by Purchaser's delivery of a Request for Certification which identifies Fannie Mae or Freddie Mac as the Takeout Investor but does not include a Conversion Code.

            "Certification": With respect to a Mortgage Loan, the full performance by Custodian of the procedures set forth in Sections 4(a) and 4(b).

            "Certification Code": A Mortgage Loan Absentee Code, a Mortgage Loan Approval Code or a Mortgage Loan Suspension Code.

            "Certification Report": A Request for Certification to which Custodian has added its Certification Codes, and which is transmitted via electronic transmission by Custodian to Purchaser in an appropriate data layout provided by Purchaser.

            "Commitment": A commitment executed by Takeout Investor and the related Seller on Takeout Investor's letterhead evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from such Seller and such Seller's agreement to sell one or more Mortgage Loans to an investor in a forward trade by the applicable Commitment Expiration Date.

            "Commitment Expiration Date": With respect to any Commitment, the expiration date thereof.

            "Conduit": Any of the Entities listed on Schedule A, as amended or supplemented from time to time.

            "Conduit Bailee Letter": The master bailee letter, in the form of Exhibit C-2, for use by Custodian in connection with the delivery of a Conduit Submission Package, provided, however, for the purposes of delivering the related Conduit Submission Package, excluding (i) a copy of the Commitment, (ii) the Warehouse Lender's Release or the related Seller's Release, as applicable, and (iii) the original Assignment of Mortgage, in blank, to a Conduit.

            "Conduit Submission Package": The documents listed on Exhibit C-1, which shall be delivered by a Seller to Custodian in connection with the related Conduit Transaction.

            "Conduit Transaction": A transaction initiated by Purchaser's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor but does not include a Conversion Code.

            "Confirmation": A confirmation confirming a trade between the related Seller and Takeout Investor.

            "Conversion Code": With respect to a Mortgage Loan, the conversion code set forth in Part II of Exhibit F, entered by Purchaser, along with the Program Code, in the "PROG CODE" column of the related Request for Certification indicating that (i) such Mortgage Loan was previously acquired by Purchaser in a Dry Transaction and (ii) a Conversion Submission Package shall be received by Custodian on the applicable Delivery Date.

            "Conversion Submission Package": One of the sets of documents listed on Exhibit D, which shall be delivered by the related Seller to Custodian in connection with each Conversion Transaction.

            "Conversion Transaction": With respect to a Mortgage Loan, a transaction initiated by Purchaser's delivery to Custodian of a Request for Certification containing a Conversion Code. A Conversion Transaction shall always be preceded by a Dry Transaction.

            "Cumulative Position File": A list of all Mortgage Loans held by the Custodian on each day which includes all information which would be on the Custodian's Certification Report and additionally includes the shipping information for each Mortgage Loan which has been released from the Custodian's possession (i.e., airbill number, federal express tracking code or other identifying information).

            "Custodian": Deutsche Bank National Trust Company, a national banking association, and its permitted successors hereunder.

            "Delivery Date": With respect to a Mortgage Loan, the date set forth on the related Request for Certification in the "DELIVERY DATE" column, which shall be the Business Day on which the related Seller desires the applicable portion of the related Submission Package be sent by Custodian to the Takeout Investor, i.e., one Business Day prior to the Business Day on which such Seller desires the applicable portion of the Submission Package to be received by the Takeout Investor.

            "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by the related Seller, in the form of Exhibit N indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

            "Delivery Report": A report created by Custodian delivered to the related Seller which identifies any loans delivered to an approved Takeout Investor including the date delivered.

            "Dry Submission Package": The documents listed on Exhibit A, which shall be delivered by the related Seller to Custodian in connection with each Dry Transaction.

            "Dry Transaction": A transaction initiated by Purchaser's delivery to Custodian of a Request for Certification, which does not identify a Takeout Investor, and which does not include a Conversion Code.

            "Electronic Agent": The electronic agent identified in the Electronic Tracking Agreement.

            "Electronic Tracking Agreement": The Electronic Tracking Agreement substantially in the form set forth in Exhibit P hereto, dated as of the date hereof, among Participant, Sellers, MERSCORP, Inc. and Mortgage Electronic Registration Systems, Inc.; provided that if no Mortgage Loans are or will be MERS Designated Mortgage Loans, all references herein to the Electronic Tracking Agreement shall be disregarded.

            "Entity": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Exception Code": Each of the exception codes set forth in Part III of Exhibit F, placed by Custodian on an Exception Report indicating missing documents, incomplete documents and deficiencies in documents reviewed by Custodian.

            "Exception Report": A list of document exceptions delivered by Custodian to Purchaser in accordance with the terms of this Agreement.

            "Expected Delivery Date": The date identified on a Request for Certification as the "Expected Delivery Date of Mortgage File", which shall be the date on which the related

Seller has informed Purchaser that a Submission Package will be received by Custodian from such Seller.

            "Fannie Mae": Fannie Mae and any successor thereto.

            "Fannie Mae Bailee Letter": The master bailee letter, in the form of Exhibit B-4, for use by Custodian in connection with the delivery to Fannie Mae of the Cash Window Submission Package, excluding (i) the original Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release or the related Seller's Release, as applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions and (v) a copy of the Commitment.

            "Fannie Mae Commitment": A commitment executed by Fannie Mae and the related Seller, evidencing Fannie Mae's agreement to purchase one or more Mortgage Loans from such Seller and such Seller's agreement to sell one or more Mortgage Loans to Fannie Mae by the applicable Commitment Expiration Date under the Applicable Guide.

            "Freddie Mac": Freddie Mac and any successor thereto.

            "Freddie Mac Commitment": A commitment executed by Freddie Mac and the related Seller evidencing Freddie Mac's agreement to purchase one or more Mortgage Loans from such Seller and such Seller's agreement to sell one or more Mortgage Loans to Freddie Mac by the applicable Commitment Expiration Date under the Applicable Guide.

            "HUD": United States Department of Housing and Urban Development and any successor thereto.

            "Interim Funder" shall mean with respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

            "Limited Power of Attorney": A limited power of attorney, in the form of Exhibit K, executed by the related Seller and delivered to Custodian, authorizing Custodian to complete Mortgage Note endorsements in the form indicated thereon.

            "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include Purchaser's reference number, the name of Purchaser's applicable program, the Mortgage Loan number, the MERS Identification Number, the last name of the Mortgagor, the address of the Mortgaged Property, the face amount of the Mortgage Note, the number of months to maturity of the Mortgage Loan, and the interest rate borne by the Mortgage Note and, solely with respect to Cash Window Transactions, Conduit Transactions and Conversion Transactions, the name of the Takeout Investor, the sale price of the Mortgage Loan to the Takeout Investor, the commitment number, the Commitment Expiration Date, the Delivery Date, the Release Payment, and the name of the Warehouse Lender.

            "Losses": Any and all losses, claims, damages, liabilities or expenses (including reasonable attorney's fees) incurred by any person specified; provided however that "Losses" shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

            "MERS Designated Mortgage Loan" shall have the meaning assigned to such term in Section 3 of the Electronic Tracking Agreement, if any; provided that no Mortgage Loan shall be considered a MERS Designated Mortgage Loan unless an Electronic Tracking Agreement shall have been entered into.

            "MERS Identification Number" shall mean the eighteen digit number permanently assigned to each MERS Designated Mortgage Loan.

            "MERS Procedures Manual" shall mean the MERS Procedures Manual attached as Exhibit B to the Electronic Tracking Agreement, as it may be amended, supplemented or modified from time to time.

            "MERS Report" shall mean the schedule listing MERS Designated Mortgage Loans and other information prepared by the Electronic Agent pursuant to the Electronic Tracking Agreement.

            "MERS(R)System" shall mean the Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

            "Mortgage": A mortgage, deed of trust or other security instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Note.

            "Mortgage Loan": A one-to-four family residential mortgage loan that is subject to this Agreement.

            "Mortgage Loan Absentee Code": The mortgage loan absentee code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that a Submission Package related to a Mortgage Loan listed on a Request for Certification is not in Custodian's possession.

            "Mortgage Loan Approval Code": The mortgage loan approval code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that Custodian's review of the applicable items in a Submission Package is complete and that such items satisfy all the applicable requirements set forth in Section 4(a) and Section 4(b).

            "Mortgage Loan Schedule": A listing prepared by Custodian, attached to the Trust Receipt of all Mortgage Loans Custodian has annotated with a Mortgage Loan Approval Code and that Purchaser has not communicated to Custodian its release of interest therein.

            "Mortgage Loan Suspension Code": The mortgage loan suspension code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that Custodian's review of the Submission Package has determined that one or more of the documents in the Submission Package are missing, incomplete or incorrect and/or do not satisfy one or more of the requirements set forth in Section 4(a) or Section 4(b).

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

            "Mortgagor": The obligor on a Mortgage Note.

            "Notice of Bailment": A notice, in the form of Schedule A to Exhibit B-4 or C-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

            "Original American Home Parties": Shall have the meaning assigned to such term in the recitals hereof.

            "Officer's Certificate": A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the applicable Seller, and delivered to the Purchaser or the Custodian, as the case may be, as required by this Agreement.

            "Original Custodial Agreement": Shall have the meaning assigned to such term in the recitals hereof.

            "Payee Number": The code used by Fannie Mae to indicate the wire transfer instructions that will be used by Fannie Mae to purchase a Mortgage Loan.

            "Person": Any individual, corporation, company, partnership, joint venture, voluntary association, joint stock company, trust (including any beneficiary thereof), limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof.

            "Program Code": Each of the codes, set forth in Part I of Exhibit F, placed by the Purchaser in the "PROG CODE" column of a Request for Certification indicating that the Mortgage Loan is being offered by the related Seller to Purchaser in a Dry Transaction, Cash Window Transaction or a Conduit Transaction, as applicable.

            "Purchase Agreement": Each Amended and Restated Mortgage Loan Purchase Agreement, dated as of the date set forth on the cover page thereof, among the Sellers and Purchaser, as each is amended from time to time providing the terms of Dry Transactions, Cash Window Transactions, Conduit Transactions or Conversion Transactions.

            "Purchase Date": With respect to a Mortgage Loan, the date on which Purchaser purchases such Mortgage Loan from the related Seller.

            "Purchaser": UBS Real Estate Securities Inc. and its successors.

            "Purchaser's Payment": The amount set forth on the Request for Certification in the "RELEASE PAYMENT" column.

            "Purchaser's Wire Instructions to Seller": The wire instructions, set forth on Exhibit I-1, specifying the account which shall be used for the payment of all amounts due and payable by the related Seller to Purchaser hereunder.

            "Release Payment": The funds referred to in a Warehouse Lender's Release or the related Seller's Release, as applicable.

            "Request for Certification": A report detailing Loan Identification Data supplied by the related Seller to Purchaser, transmitted by Purchaser to Custodian either via facsimile in the form of Exhibit E or transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by such Seller to Purchaser on the Expected Delivery Date.

            "Re-warehouse Lender": Any lender providing financing to a correspondent of the related Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of such correspondent to such lender; provided, however, that the Re-warehouse Lender shall not include Purchaser.

            "Re-warehouse Release Letter": A letter, which may take the form of a bailee letter, conditionally releasing all of Re-warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Re-warehouse Lender.

            "Seller": Shall have the meaning specified in the preamble hereof.

            "Sellers": Shall have the meaning specified in the preamble hereof.

            "Seller's Release": A letter, in the form of Exhibit H-1, delivered by the related Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of such Seller's right, title and interest in such Mortgage Loan upon receipt of payment by such Seller.

            "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit H-2, to be used for the payment of funds to the related Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

            "Submission Package": With respect to each Mortgage Loan, a Dry Submission Package, a Cash Window Submission Package, a Conduit Submission Package or a Conversion Submission Package, as applicable.

            "Successor Servicer": An entity designated by Purchaser, in conformity with the Purchase Agreement, to replace the related Seller as servicer for Purchaser, and, with respect to Cash Window Transactions, as seller/servicer of the Mortgage Loans for the Agency.

            "Takeout Investor": An Agency or a Conduit, as applicable.

            "Trust Receipt": A receipt of Custodian, substantially in the form of Exhibit M hereto, indicating that with respect to the Mortgage Loans listed on the attached Mortgage Loan

Schedule, the Custodian has performed the procedures set forth in Sections 4(a) and 4(b) hereof that it has received the Dry Submission Package, Cash Window Submission Package, or the Conduit Submission Package, as applicable, and that it is holding such documents as bailee and custodian of Purchaser. Any reference in this Agreement to a Trust Receipt shall include the attached Mortgage Loan Schedule.

            "Underwriter": Any party, including but not limited to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to its purchase by Purchaser.

            "Underwriter's Form": A Fannie Mae / Freddie Mac Form 1008/1077, HUD 92900WS, HUD92900.4, VA Form 26-6393, VA Form 26-1866, or a mortgage loan pool insurance certificate, as applicable, completed by an Underwriter with respect to a Mortgage Loan, indicating that such Mortgage Loan complies with its underwriting requirements.

            "Unidentified Mortgage Loans List": A list of Mortgage Loans for which Custodian has received the related Submission Packages from the related Seller but which have not been identified by Purchaser in a Request for Certification. Such list shall include, with respect to each Mortgage Loan, the information set forth in Exhibit L.

            "Warehouse Lender": Any lender providing financing to the related Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of such Seller to such lender. In all Dry Transactions and Conversion Transactions, Purchaser shall be the Warehouse Lender.

            "Warehouse Lender's Release": A letter, in the form of Exhibit G-l, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

            "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit G-2, from a Warehouse Lender to Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

            Section 2. Delivery of Documents by Seller. (a) The related Seller may, before the first purchase by Purchaser under a Purchase Agreement of a Mortgage Loan, deliver to Custodian a Limited Power of Attorney; provided, however, Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

            (b) If a Seller desires to engage in Cash Window Transactions, prior to the first such transaction:

                  (1) relating to a Freddie Mac Commitment, such Seller shall deliver to Purchaser a copy of (i) Freddie Mac Form 1035 (Custodial Agreement), if applicable, duly executed by the related custodian and Freddie Mac, (ii) Freddie Mac Form 3 (Summary Agreement) or such other equivalent agreement as is acceptable to Purchaser, duly executed by such Seller and Freddie Mac, and (iii) Freddie Mac Form 1 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Original Cash) or Freddie

      Mac Form 9 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Gold Cash), or Freddie Mac Form 2 (Adjustable Rate Purchase Contract Conventional Home Mortgages); or

                  (2) relating to a Fannie Mae Commitment, such Seller shall deliver to Purchaser a copy of (i) Fannie Mae Form 2003 (Custodial Agreement) if applicable, duly executed by the related custodian and Fannie Mae, (ii) Fannie Mae Mortgage Selling and Servicing Contract, and Fannie Mae Form 482 (Designation of Payee - Wire Transfer Information), and (iii) either a Standard Mandatory Delivery Commitment or a Negotiated Mandatory Delivery Commitment or a Negotiated Market-Rate Standby Commitment.

            (c) With respect to each Mortgage Loan being offered by such Seller for sale to Purchaser pursuant to a Purchase Agreement, such Seller shall deliver to Custodian a Submission Package on the Expected Delivery Date. In no event shall such Seller deliver to Custodian a Submission Package later than 11:00 a.m. New York City time on the related Expected Delivery Date. In addition, the Purchaser shall deliver, no later than 10:30 a.m. New York City time on the Expected Delivery Date, the Request for Certification in computer readable format.

            (d) With respect to each Mortgage Loan being offered by such Seller for sale to Purchaser pursuant to a Purchase Agreement, such Seller shall insure that Purchaser has received a Request for Certification no later than 6:00 p.m. New York City time on the Business Day immediately preceding the related Purchase Date, which shall be forwarded by Purchaser to Custodian. Further, such Seller shall insure that (i) Custodian shall be in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification, (ii) with respect to Cash Window Transactions and Conduit Transactions, Purchaser is in possession of a Commitment and either a Warehouse Lender's Release or a Seller's Release from such Seller, as applicable, and (iii) with respect to Dry Transactions, Purchaser is in possession of a Warehouse Lender's Release, a Seller's Release from such Seller or a Re-warehouse Release Letter, as applicable, no later than 3:00 p.m. New York City time on the related Purchase Date. Upon receipt by Custodian of such Request for Certification, Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification and shall certify, in accordance with Section 4(a) and Section 4(b) herein, each Submission Package and no later than 3:00 p.m. New York City time on the related Purchase Date, transmit via facsimile or electronic transmission to Purchaser the applicable Certification Code, if any. If Custodian is in possession of a Submission Package, and determines, pursuant to Section 4(a) and 4(b), that such Submission Package is complete, Custodian shall issue to Purchaser a Mortgage Loan Approval Code. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, or after the review pursuant to Section 4(a) and 4(b) Custodian determines that the Submission Package is incomplete, the Custodian shall notify the related Seller and shall issue to Purchaser a Mortgage Loan Absentee Code or Mortgage Loan Suspension Code respectively. Unless Purchaser notifies Custodian not later than 4:00 p.m. New York City time on the related Purchase Date of its intent not to purchase any of the Mortgage Loans, then not later than 5:30 p.m. New York City time on the related Purchase Date, Custodian shall issue the related Trust Receipt to Purchaser or the Assignee, by facsimile or electronic transmission.

            (e) Not later than 4:30 p.m. New York City time on each Business Day, and within one Business Day after Purchaser's release of its interest in a Mortgage Loan, Purchaser shall deliver to Custodian via facsimile or electronic transmission a detailed listing of (i) all Mortgage Loans previously classified by Purchaser as Dry Transactions which have been reclassified by Purchaser as Cash Window Transactions or Conduit Transactions and (ii) any Mortgage Loans with respect to which Purchaser has released its interest. Custodian acknowledges that the delivery requirements for Mortgage Loans referenced in (i) above shall take effect on the next Business Day. The Custodian shall deliver to Purchaser on a daily basis, via facsimile or electronic transmission in a data layout agreed to by Purchaser and Custodian, a report detailing: (i) all Mortgage Loans that Custodian has certified with a Mortgage Loan Approval Code on all prior Purchase Dates that Purchaser has not communicated to Custodian its release of interest in, (ii) if the place of business of the Custodian appearing on the cover page hereof is not the collateral location of each Mortgage Loan appearing on such report, the date of shipment of each such Mortgage Loan to such other collateral location.

            Section 3. Custodian as Custodian for, and Bailee of, Purchaser, Assignee and Warehouse Lender. (a) With respect to each Mortgage Note, each Assignment of Mortgage (except with respect to MERS Designated Mortgage Loans) and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian's possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely in the capacity of custodian for, and bailee of, Purchaser. Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4, hold all documents constituting a Submission Package received by it for the exclusive use and benefit of Purchaser, and shall make disposition thereof only in accordance with this Agreement. Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fire resistant facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that the Submission Package is being held for Purchaser.

            (b) Purchaser hereby notifies Custodian that each Mortgage Loan purchased by Purchaser from the related Seller shall be promptly assigned by Purchaser to Assignee, as of the date of Purchase, as described in Section 9. Upon notice, in the form of Exhibit J, by Assignee to Custodian of Purchaser's default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and in accordance with the terms of this Agreement, (ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee, (iii) assume the rights of Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee and (iv) take all such actions under the Electronic Tracking Agreement, if any, which are necessary to effectuate any of the foregoing. Custodian shall give Assignee written acknowledgment to the effect set forth in (i), (ii) and
(iii), by executing such notice and returning a copy thereof to Assignee. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package to Purchaser, Takeout Investor or Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest.

The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee. The terms of this Agreement shall not apply to any Submission Package physically delivered by Custodian to Assignee.

            (c) The related Seller and Purchaser acknowledge that Warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release to be received by Custodian pursuant to Section 2(c), is a warehouse lender for such Seller. The related Seller and Purchaser acknowledge that, in accordance with the terms of each Warehouse Lender's Release to be received by the Custodian pursuant to Section 2(c), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release, such release shall not be effective until the Release Payment is received in accordance with the Warehouse Lender's Wire Instructions. Until receipt of a Release Payment, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect.

            (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a), (b) and
(c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to related Submission Package.

            (e) Purchaser shall notify Custodian on each Business Day, in writing of all Mortgage Loans purchased by Purchaser on such Business Day which relate to this Agreement.

            (f) On or prior to 7:00 p.m. New York time, Custodian shall deliver to Purchaser a Cumulative Position Report reflecting all Mortgage Loans held by Custodian as of such time under this Agreement.

            Section 4. Certification by Custodian; Delivery of Documents. (a) With respect to each Mortgage Loan that Purchaser desires to purchase, Purchaser shall deliver to Custodian a Request for Certification. Upon receipt by Custodian of a Request for Certification, Custodian shall perform the following procedures with respect to each Mortgage Loan listed on such Request for
Certification:

            (i) Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall annotate its Certification Report in the appropriate space provided with a Mortgage Loan Absentee Code. If Custodian is in possession of Submission Packages delivered by the related Seller which do not relate to any of the Mortgage Loans listed on a Request for Certification, Custodian shall generate an Unidentified Mortgage Loans List and shall deliver such List promptly to Purchaser. Purchaser shall deliver a copy of such Unidentified Mortgage Loans List to such Seller. No action shall be taken by Custodian, other than in accordance with a notice in the form of
      Exhibit I-2 or Exhibit O, with respect to Mortgage Loans appearing on an Unidentified Mortgage Loans List until any such Mortgage Loans are included in a Request for Certification.

            (ii) With respect to each Request for Certification Custodian shall:

                  (A) verify the Loan Identification Data appearing in (1) the
            "LAST NAME" column by comparing such Loan Identification Data to the information in the Mortgage Note and Assignment of Mortgage, (2) the "NOTE DATE" (indicating any Mortgage Note with a date which is greater than 30 days prior with the appropriate exception code), "FACE AMOUNT", "# OF MONTHS TO MATURITY" and "NOTE RATE" columns by comparing such Loan Identification Data to the information in the Mortgage Note and (3) the "MERS IDENTIFICATION NUMBER" column by comparing such Loan Identification Data to the information in the Mortgage Note;

                  (B) if the Program Code indicates a Cash Window Transaction, verify the Loan Identification Data appearing in the "LOAN #" column by comparing the related information in any of the related Applicable Agency Documents;

                  (C) if the Program Code indicates a Cash Window Transaction,
            Conduit Transaction or Conversion Transaction, verify the Loan Identification Data appearing in the "TAKEOUT INVESTOR", "SALE PRICE", "COMMITMENT #", and "COMMITMENT EXPIRATION DATE" columns by comparing such Loan Identification Data to the information appearing in the Commitment; and

                  (D) if the Program Code indicates a Cash Window Transaction or a Conduit Transaction, verify the Loan Identification Data appearing in the "WAREHOUSE LENDER" column by comparing such Loan Identification Data to the information appearing in the Warehouse Lender's Release or such Seller's Release, as applicable.

After applying the applicable procedures set forth in clauses (A), (B) and (C) above, any discrepancies between the Loan Identification Data and documents comprising the Submission Package shall be noted by Custodian on the Exception Report.

            (b) With respect to each Request for Certification, following completion by Custodian of the procedures set forth in Section (4)(a).

            (i) Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether (A) each such document is in Custodian's possession, (B) each such document accurately conforms with the Loan Identification Data set forth in Section 4(a)(ii), (C) each such document appears regular on its face, (D) each such document in the Submission Package appears on its face to conform to the requirements of Exhibit A, Exhibit B-l, Exhibit C-1 or Exhibit F, as applicable, (E) unless the Program Code indicates either a Dry Transaction or a Conversion Transaction, the Mortgage Loan is listed on a schedule attached to a Warehouse Lender's Release or a Seller's Release from the related Seller, as the case may be, (F) either (1) if the Release Payment is a dollar amount, the amount appearing in the "RELEASE PAYMENT" column on the Request for Certification is equal to or exceeds the Release Payment, or (2) if the Program Code indicates either a Dry Transaction or a Conversion Transaction, or if the Release Payment is a formula, as indicated in Exhibit G-1, the Custodian need not verify the amount, if any, appearing in the "RELEASE PAYMENT" column and (G) (1) with respect to the wire transfer instructions as set forth in Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Purchaser's Wire Instructions to the related Seller or (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Purchaser in the Request for Certification.

            (ii) If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall so indicate in the space provided in its Certification Report with a Mortgage Loan Approval Code. If Custodian determines that the documents in a Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i) except that the endorsement of the Mortgage Note is missing, Custodian may, but shall not be obligated to, prepare such endorsement pursuant to the Limited Power of Attorney. If documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform, Custodian shall indicate such on its Exception Report.

            (c) The Custodian shall have no obligation to provide a Certification Report with respect to (i) any Submission Package received after 11:00 a.m. (New York City time) or (ii) any Submission Packages delivered in excess of 100 Submission Packages without two (2) Business Days prior notice from the related Seller(s) (in any event not to exceed 175 Submission Packages) on any Expected Delivery Date. Provided that the Custodian has received the Submission Packages in accordance with clauses (i) and (ii) above, the Custodian shall prepare and deliver to Purchaser, by 3:00 p.m. (New York City time), the Certification Report. All applicable documents comprising a Submission Package relating to a Mortgage Loan with respect to which Custodian has assigned a Mortgage Loan Approval Code shall be delivered by Custodian in such reasonable order as Custodian may determine, via overnight courier in accordance with the Delivery Instructions on the applicable Delivery Date and under cover of a fully completed Bailee Letter prepared by Custodian. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, the related Seller shall cause the original of such instrument to be recorded. If Delivery Instructions direct Custodian to deliver a Submission Package to a location that is not a Takeout Investor's office as listed on Schedule A, which may be amended from time to time by Purchaser, Custodian must receive Purchaser's written consent to make deliveries to such location prior to complying with such Delivery Instructions. Upon receipt of one written approval from Purchaser, such written approval shall, unless Custodian receives a notice from Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by the related Seller that list such location. With respect to a Dry Transaction, Custodian must receive Purchaser's consent prior to making each and every delivery of a Dry Submission Package in accordance with the Delivery Instructions. Custodian shall deliver a Delivery Report to the related Seller and, upon request, to Purchaser by facsimile or electronic transmission. Following delivery by Custodian of the applicable portion of a Submission Package to a Takeout Investor, and subsequent to Purchaser's communication to Custodian that the Mortgage Loan has been purchased by the Takeout Investor, all remaining documents comprising such Submission Package shall be held by Custodian for 120 (one hundred twenty) calendar days and then will be delivered by Custodian to the related Seller at such Seller's expense.

            If, on any Business Day, Custodian assigns a Mortgage Loan Suspension Code to any Submission Package, Custodian shall deliver to the related Seller, by facsimile or electronic transmission, a report detailing each such Suspension Package for which such Mortgage Loan Suspension Code was assigned. All applicable documents comprising a Submission Package relating to a Mortgage Loan with respect to which Custodian has assigned a Mortgage Loan Suspension Code shall be held by Custodian until receipt from the related Seller of instructions. On each Business Day during which a Mortgage Loan shall have a Mortgage Loan Suspension Code assigned to it, such Seller shall instruct Custodian as to the action, if any, Custodian should take with respect to such Mortgage Loan.

            (d) As outlined in Section 2(d), Custodian shall deliver to Purchaser or the Assignee, no later than 5:30 p.m. New York City time on the related Purchase Date, by facsimile transmission followed by overnight courier to Assignee, a Trust Receipt or Trust Receipts with respect to the Mortgage Loans listed on the Mortgage Loan Schedule(s) attached thereto. The Trust Receipt(s) will represent the Mortgage Loans for which the Custodian has issued a Mortgage Loan Approval Code on any Business Day less any Mortgage Loans as to which the Purchaser has notified Custodian that its interest has been released; provided, however, that the aggregate original principal balance of the Mortgage Loans listed on a Mortgage Loan Schedule shall not exceed an amount determined by Purchaser and agreed to by Custodian, which agreement will not be unreasonably withheld. Each Trust Receipt of a series, as identified by an alphanumeric number thereon, that is delivered by Custodian to Purchaser shall, upon such delivery, supercede and cancel any prior Trust Receipt of the same series.

            (e) At any time following the delivery of a Trust Receipt, in the event Custodian becomes aware of any defect with respect to such Submission Package or the related forms, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents, the Custodian shall give prompt oral notice of such defect to the Purchaser, followed by a written specification thereof.

            Section 5. [Reserved].

            Section 6. Default. If the related Seller fails to fulfill any of its obligations under the Purchase Agreement, the Electronic Tracking Agreement, if any, or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to Section 3 of the Purchase Agreement then, subject to the provisions of Section 3(c) hereof, Purchaser may, by notice to Custodian and with its prior consent, (a) appoint Custodian as its delegee to complete the endorsements on the Mortgage Notes held by Custodian and to complete and record at Purchaser's expense the related blank Assignments of Mortgages relating to the affected Mortgage Loan in accordance with Purchaser's instructions, when applicable, (b) require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission

Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates, and (c) take such actions under the Electronic Tracking Agreement, if any, on behalf of the Purchaser as are necessary to effectuate the foregoing.

            Section 7. Access to Documents. Upon reasonable prior written notice to Custodian, Purchaser (and if the Mortgage Loans have been assigned, Assignee) and its agents, accountants, attorneys and auditors will be permitted during normal business hours at the Custodian's offices to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which Purchaser has an interest. Upon the request of Purchaser (or, if applicable, Assignee) and at the cost and expense of Purchaser (or, if applicable, Assignee), Custodian shall provide such Purchaser (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which Purchaser (or, if applicable, Assignee) has an interest.

            Section 8. Custodian's Fees and Expenses; Successor Custodian; Standard of Care. (a) It is understood that the Sellers will be charged for Custodian's fees for its services and shall reimburse Custodian for any expense it has incurred under this Agreement in such amounts and in the manner set forth in a separate letter agreement among Sellers and Custodian. Notwithstanding the foregoing, Custodian has no lien on, and shall not attempt to place a lien on, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees. The obligations of each Seller under this Section 8(a) shall survive the resignation or removal of the Custodian hereunder and the termination of this Agreement.

            (b) Custodian may resign at any time and be discharged of the duties and obligations created by this Agreement by giving not less than sixty (60) days' written notice to Sellers and Purchaser.

            (c) Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by Purchaser and delivery of all the Submission Packages and any portion of the related documents in Custodian's possession to the successor Custodian, and (ii) the delivery of all the Submission Packages and any portion of the related documents in Custodian's possession to the Purchaser or its designee pursuant to (c) below.

            (d) In the event of any such resignation, Custodian shall promptly transfer to the successor Custodian all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold Submission Packages and related documents in accordance with this Agreement. Purchaser shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any fee of the successor Custodian in excess of the fees of the initial Custodian hereunder. The Purchaser shall have 60 days in which to appoint and designate an acceptable successor Custodian. If the Purchaser fails to appoint a successor Custodian within such 60-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission Packages in Custodian's possession to Purchaser at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchaser.

            (e) Custodian shall have responsibility only for the Submission Packages and the contents thereof which have been actually delivered to it and which have not been released to the related Seller, Purchaser, the Agency or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for similar mortgage warehouse loan customers. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for the related Seller, the Agency, Purchaser or Assignee.

            (f) Custodian shall incur no liability to any Entity for Custodian's acts or omissions hereunder, except for liabilities which (i) arise from Custodian's gross negligence or willful misconduct or (ii) solely with respect to the Purchaser, which arise from Custodian negligently or intentionally failing to (A) issue an accurate Certification Report; provided, however, any such liability shall not be incurred with respect to the issuance of an inaccurate Certification Report if the defect causing such inaccuracy would not have been ascertainable by the Custodian applying the procedures expressly set forth in this Agreement, (B) timely deliver the Submission Package in accordance with the Delivery Instructions or Purchaser's written instructions, as applicable, (C) prevent the loss, damage or destruction of any document included in a Submission Package when held by Custodian, (D) issue a Trust Receipt which applies to a Mortgage Loan with respect to which the procedures set forth in
Section 4 hereof have not been completed by the Custodian in accordance with this Agreement, (E) include a Bailee Letter, including Purchaser's Wire Instructions, in the form of Exhibit I-1, in each Submission Package delivered to a Takeout Investor or a Dry Transaction Takeout Investor, as applicable or
(F) include a Notice of Bailment, in the form of Schedule A to Exhibit B-4, including Purchaser's Wire Instructions, in each Submission Package delivered to Fannie Mae; provided, however, Custodian shall have no liability hereunder if Custodian's failure to perform resulted from the inaction or action of any other Entity, other than Entities that are affiliated with Custodian or are acting under the direct control of Custodian. Custodian's liability under this Agreement shall be limited to direct damages resulting from aforesaid. In addition Custodian shall not be liable, directly or indirectly, for (1) any losses, claims, damages, liabilities or expenses which would have been avoided had any Entity making a claim taken reasonable action to mitigate such losses, claims, damages, liabilities or expenses or (2) special, punitive or consequential damages, even if Custodian has been advised of the possibility of such damages; provided, however, that if Custodian's actions or inactions as set forth above result in a decline in the market value of a Mortgage Loan thereby causing direct damages to the Purchaser, such damages shall not be deemed special or consequential damages.

            (g) Custodian may consult with counsel and shall be entitled to conclusively rely upon the advice of its legal counsel from time to time and shall not be liable for any action or inaction by it in reliance upon such advice. Custodian also shall be entitled to conclusively rely upon any notice, document, correspondence, request or directive received by it from any Seller, Takeout Investor, Purchaser or Assignee, as the case may be, that Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any person so executing or presenting such documents or as to the truthfulness or correctness of any statements set forth therein.

            (h) Each Seller hereby jointly and severally indemnifies, defends and holds Custodian and its officers, directors, employees, representatives and agents harmless from and against any claim, legal action, liability, obligation, damages, penalty, judgment, suit or loss that is initiated against or incurred by Custodian, including court costs and reasonable attorneys' fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding those involving gross negligence or willful misconduct of Custodian; such indemnification shall survive the resignation or removal of the Custodian hereunder and the termination of this Agreement.

            (i) Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties or obligations hereunder.

            (j) Custodian shall not be required by any provision of this Agreement to expend or risk its own funds in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or indemnity satisfactory to it against such risk or liability.

            (k) Custodian may rely on the validity of documents and, to the extent permitted hereby, oral communications delivered to it, without investigation as to their authenticity or legal effectiveness and Sellers and Purchaser will jointly and severally hold the Custodian harmless from any claim which may arise or be asserted against the Custodian because of the invalidity of any such documents or oral communications or their failure to fulfill their intended purpose.

            (l) If the Custodian shall have at any time received conflicting instructions from the Purchaser or a Seller with respect to any of the Custodian's Submission Packages, and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall be entitled to rely exclusively on the instructions of the Purchaser.

            (m) If Custodian requests written instructions from any Seller or Purchaser, as the case may be, with respect to any act, action or failure to act in connection with this Agreement, Custodian shall be entitled to refrain from taking such action unless and until Custodian receives written instructions from such Seller or Purchaser, as the case may be.

            Section 9. Assignment by Purchaser. Purchaser hereby notifies Custodian that Purchaser may assign, as of the date of the purchase of all of its right, title and interest in and to all Mortgage Loans purchased by Purchaser pursuant to the Purchase Agreement and all rights of Purchaser under the Purchase Agreement, this Agreement and the Electronic Tracking Agreement, if any, in respect of such Mortgage Loans represented thereby to Assignee, subject only to an obligation on the part of Assignee to deliver each such Mortgage Loan to Custodian or to Purchaser to permit Custodian, Purchaser or its designee to make delivery thereof to Takeout Investor, but not otherwise. Each Seller hereby irrevocably consents to such assignment.

Assignment by Purchaser of the Mortgage Loans as provided in this Section 9 shall not release Purchaser from its obligations otherwise under this Agreement. Subject to any limitations in any agreement between Assignee and Purchaser, Assignee may, upon notice of Purchaser's default as provided in Section 3(b) hereof, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it and, until otherwise notified by Assignee, Purchaser shall no longer have any of such rights. Custodian shall assume that any assignment from Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Agreement.

            Section 10. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement such (a) fidelity insurance,
(b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance as Custodian deems, from time to time appropriate.

            Section 11. Delivery of Submission Packages. Prior to any shipment of a Mortgage Loan hereunder, Custodian shall have received from the related Seller written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the delivery of Submission Packages related to Mortgage Loans in the performance of the Custodian's duties hereunder. The applicable Seller shall select shipper(s) from a list of shippers, approved by both Custodian and Purchaser, provided by Purchaser to such Seller. Furthermore, the related Seller shall provide Custodian Delivery Instructions by 11:00 a.m. New York City time on the Delivery Date for same day shipment together with an electronic transmission of such delivery instructions. The applicable Seller will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Submission Packages as the applicable Seller deems appropriate. It is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Sellers, arising out of actions of the Custodian consistent with instructions of the Seller (including, without limitation, losses or damages arising out of non-performance or faulty performance by a shipper). Any delivery of Submission Packages under this Agreement shall be by personal delivery, recognized courier delivery service, or registered or certified first class mail, postage prepaid, return receipt requested, as designated by the related Seller. In the event Custodian does not receive such written instructions, Custodian shall be authorized to use any nationally recognized courier service. In no event shall Custodian, without the prior consent of Purchaser, permit delivery to be made to any Seller or an agent of any Seller.

            Section 12. Representations, Warranties and Covenants. (a) By Custodian. Custodian hereby represents and warrants to, and covenants with, each Seller and Purchaser that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

            (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (ii) Custodian has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and perform its duties and obligations as contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            (b) By Seller. Each Seller hereby represents and warrants to, and covenants with, Custodian and Purchaser that, as of the date hereof and throughout the term of this Agreement:

            (i) Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (ii) Seller has the full power and authority to hold each of its Mortgage Loans and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

            (iii) As of the date hereof, with respect to the Original Custodial Agreement, no default has occurred and is continuing and the Original American Home Parties are not in default with respect to any of such Original American Home Parties' obligations thereunder.

            (c) By Purchaser. Purchaser hereby represents and warrants to, and covenants with, Custodian and the Sellers that, as of the date hereof and throughout the term of this Agreement:

            (i) Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

            (ii) Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

            (iii) Purchaser has been furnished with all information regarding the related Mortgage Loans that it has requested from the related Seller;

            (iv) Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (v) Purchaser has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            Section 13. No Adverse Interests. By its acceptance of each Submission Package, Custodian covenants and warrants to Purchaser that: (a) as of the date of payment by Purchaser of the Release Payment, Custodian, solely in its capacity as Custodian, holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

            Section 14. Amendments. This Agreement may be amended from time to time only by written agreement of each Seller, Purchaser and Custodian except that, if this Agreement shall have been assigned by Purchaser, no amendment shall be effective unless the amendment is also signed by Assignee. Purchaser shall give at least five (5) days' prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five days after it is executed and delivered.

            Section 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 16. Agreement for Exclusive Benefit of Parties; Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to Purchaser) that Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

            Section 17. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

            Section 18. GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS RULES.

            Section 19. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 19. This Agreement is subject to, and any dispute arising hereof will be determined by, a court of competent jurisdiction in and under the laws of the State of New York. Each of the parties hereto submit to the exclusive jurisdiction of the United States District Courts for the Southern District of New York and of any court sitting in the Borough of Manhattan, New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.

            Section 20. Notices. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 20.

            Section 21. Certification. Custodian hereby acknowledges that each time it enters the Approval Code on a Request for Certification in the "Approval Code" column, it is making an express representation and warranty to Purchaser that it has performed the Certification as specified in Sections 4(a) and (b) with respect to the related Mortgage Loan.

            Custodian makes no representations as to, and shall not be responsible to verify: (i) the validity, legality, enforceability, recordability, sufficiency, due authorization or genuineness of any documents contained in each Submission Package identified on a Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Section 22. Authorized Representatives. Each individual designated as an authorized representative of Purchaser or its successors or assigns, each Seller and Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Purchaser, such Seller and Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Exhibits Q, R and S hereof, respectively. From time to time, Purchaser, the Sellers and Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 22, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

            Section 23. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 24. Effect of Amendment and Restatement. Upon the execution of this Agreement and the Purchase Agreement by all parties hereto and thereto, the Original Custodial Agreement shall be amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that
(a) the liens and security interests granted under the Original Custodial Agreement are in full force and effect and, upon the amendment and restatement of the Original Custodial Agreement and the related documents, such liens and security interests secure and continue to secure the payment and performance of Seller's obligations under this Agreement and the related documents, and (b) upon the effectiveness of such amendment and restatement, all outstanding Mortgage Loans under, and as defined in, the Original Custodial Agreement, shall be deemed to be outstanding as Mortgage Loans hereunder mutatis mutandis, in each case on the terms and conditions set forth in this Agreement.

                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Sellers, Purchaser and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

                                       AMERICAN HOME MORTGAGE
                                         INVESTMENT CORP.



                                       By:  /s/ Michael Strauss
                                          --------------------------------------
                                          Name:   Michael Strauss
                                          Title:  President


                                       AMERICAN HOME MORTGAGE
                                         ACCEPTANCE, INC.



                                       By:  /s/ Michael Strauss
                                          --------------------------------------
                                          Name:   Michael Strauss
                                          Title:  President


                                       AMERICAN HOME MORTGAGE
                                         HOLDINGS, INC., as Seller



                                       By:  /s/ Michael Strauss
                                          --------------------------------------
                                          Name:   Michael Strauss
                                          Title:  President


                                       AMERICAN HOME MORTGAGE CORP., as
                                         Seller



                                       By:  /s/ Michael Strauss
                                          --------------------------------------
                                          Name:   Michael Strauss
                                          Title:  President

                                       COLUMBIA NATIONAL, INCORPORATED,
                                          as Seller



                                       By:  /s/ Michael Strauss
                                          --------------------------------------
                                          Name:   Michael Strauss
                                          Title:  President


                                       UBS REAL ESTATE SECURITIES INC., as
                                          Purchaser



                                       By:  /s/ George A. Mangiaracina
                                          --------------------------------------
                                          Name:   George A. Mangiaracina
                                          Title:  Managing Director



                                       By:  /s/ Robert Carpenter
                                          --------------------------------------
                                          Name:   Robert Carpenter
                                          Title:  Director

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Custodian


                                       By:  /s/ Andrew Hays
                                          --------------------------------------
                                          Name:   Andrew Hays
                                          Title:  Associate



                                       By:  /s/ Jerome W. Harney
                                          --------------------------------------
                                          Name:  Jerome W. Harney
                                          Title:  Vice President